                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDED REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 10, 2000
                                                ----------------------

                              AETHLON MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                   33-44567-NY                 13-3632859
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No,)


7825 Fay Avenue, Suite 200, La Jolla, California                       92037
--------------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including are code         (858) 456-5777
                                                          --------------



                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

          Audited financial statements of Cell Activation, Inc. for the years ended December 31, 1999 and 1998.

          Financial statements of Cell Activation, Inc. for the Three months ended March 31, 2000 (unaudited).

     (b)  Pro Forma Financial Information

          Pro Forma Statement of Operations for the year ended March 31, 2000




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Aethlon Medical, Inc.

                                       /s/ FRANKLYN S. BARRY, JR.
                                       ----------------------------------------
                                       Franklyn S. Barry, Jr., President
Date: November 6, 2000

                                                            FINANCIAL STATEMENTS

                                                           CELL ACTIVATION, INC.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

================================================================================

                                                               DECEMBER 31, 1999
                                                                            WITH
                                                    INDEPENDENT AUDITOR'S REPORT

                              CELL ACTIVATION, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)


                                    CONTENTS

================================================================================


                                                                                          PAGE

INDEPENDENT AUDITOR'S REPORT...........................................................     1


FINANCIAL STATEMENTS:

     Balance Sheets....................................................................     2

     Statements of Operations and Deficit Accumulated
      During Development Stage.........................................................     3

     Statements of Cash Flows..........................................................     4


NOTES TO THE FINANCIAL STATEMENTS......................................................  5 - 7


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Cell Activation, Inc.
La Jolla, California

     We have audited the accompanying balance sheets of Cell Activation, Inc. (A Development Stage Enterprise) as of December 31, 1999 and 1998, and the related statements of operations and accumulated deficit, and cash flows for the years then ended and for the period from October 31, 1997 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cell Activation, Inc. (A Development Stage Enterprise) as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended and from October 31, 1997 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and its current liabilities exceed its current assets. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                               FREED MAXICK SACHS & MURPHY, P.C.

Buffalo, New York
October 30, 2000

                              CELL ACTIVATION, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                                 BALANCE SHEETS
                                  December 31,

================================================================================


     ASSETS                                                         1999          1998
                                                                 ----------     ----------
CURRENT ASSETS:
   Cash                                                          $   7,888      $  11,270
                                                                 ----------     ----------
      Total current assets                                           7,888         11,270

EQUIPMENT                                                            2,586          2,586
ACCUMULATED DEPRECIATION                                              (560)           (43)
                                                                 ----------     ----------
                                                                     2,026          2,543

PATENTS AND TRADEMARK                                              125,352         38,010
                                                                 ----------     ----------

                                                                 $ 135,266      $  51,823
                                                                 ==========     ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                              $ 104,633      $  22,052
   Accrued income taxes                                              2,400          1,600
                                                                 ----------     ----------
      Total current liabilities                                    107,033         23,652

STOCKHOLDERS' EQUITY:
   Common stock, no par value, 100,000,000 shares
     authorized; 3,900,000 (3,200,000 - 1998) issued
     and outstanding                                                95,000         60,000
   Deficit accumulated during development stage                    (66,767)       (31,829)
                                                                 ----------     ----------
     Total stockholders' equity                                     28,233         28,171
                                                                 ----------     ----------

                                                                 $ 135,266      $  51,823
                                                                 ==========     ==========


                            See accompanying notes.

                              CELL ACTIVATION, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          STATEMENTS OF OPERATIONS AND
                  DEFICIT ACCUMULATED DURING DEVELOPMENT STAGE
                        FOR THE YEARS ENDED DECEMBER 31,

================================================================================

                                                                                   Cumulative
                                                                                     During
                                                                                   Development
                                                                                  Stage Through
                                                                                   December 31,
                                                     1999             1998            1999
                                                   ----------      ----------      ----------
INTEREST INCOME                                     $    300        $    901        $  1,326

EXPENSES:
   Legal fees                                         26,501          26,043          52,544
   Other expenses                                      3,420           1,000           4,420
   Consulting fees                                     4,000               -           4,000
   Travel expenses                                         -           3,612           3,612
   Franchise taxes                                       800             800           2,400
   Interest expense                                        -             557             557
   Depreciation                                          517              43             560
                                                   ----------      ----------      ----------
                                                      35,238          32,055          68,093
                                                   ----------      ----------      ----------

NET LOSS                                             (34,938)        (31,154)        (66,767)

DEFICIT ACCUMULATED DURING
 DEVELOPMENT STAGE - BEGINNING                       (31,829)           (675)              -
                                                   ----------      ----------      ----------

DEFICIT ACCUMULATED DURING
 DEVELOPMENT STAGE - ENDING                        $ (66,767)      $ (31,829)      $ (66,767)
                                                   ==========      ==========      ==========


                            See accompanying notes.

                              CELL ACTIVATION, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                            STATEMENTS OF CASH FLOWS
                        For the Years Ended December 31,

================================================================================

                                                                                    Cumulative
                                                                                      During
                                                                                    Development
                                                                                   Stage Through
                                                                                    December 31,
                                                          1999           1998           1999
                                                        ---------      ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                $(34,938)      $(31,154)      $(66,767)
Adjustments to reconcile net loss to
 net cash used in operating activities:
    Depreciation                                             517             43            560
Increase in liabilities:
    Accounts payable                                      20,039          3,370         23,409
    Accrued income taxes                                     800            800          2,400
                                                        ---------      ---------      ---------
     NET CASH USED IN OPERATING ACTIVITIES               (13,582)       (26,941)       (40,398)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of equipment                                      -         (2,586)        (2,586)
    Investment in patents and trademark                  (24,800)       (19,328)       (44,128)
                                                        ---------      ---------      ---------
     NET CASH USED IN INVESTING ACTIVITIES               (24,800)       (21,914)       (46,714)


CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of common stock                35,000         35,000         95,000
                                                        ---------      ---------      ---------
     NET CASH PROVIDED BY FINANCING ACTIVITIES            35,000         35,000         95,000
                                                        ---------      ---------      ---------


Net (decrease) increase in cash                           (3,382)       (13,855)         7,888

Cash - beginning                                          11,270         25,125              -
                                                        ---------      ---------      ---------

Cash - ending                                           $  7,888       $ 11,270       $  7,888
                                                        =========      =========      =========

SUPPLEMENTAL CASH FLOW DISCLOSURES:
    Cash paid for interest                              $     -        $    557       $    557
                                                        =========      =========      =========

    Patent costs included in liabilities                $ 62,542       $ 18,682       $ 81,224
                                                        =========      =========      =========


                            See accompanying notes.

                              CELL ACTIVATION, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                        NOTES TO THE FINANCIAL STATEMENTS

================================================================================


NOTE 1. - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS - Cell Activation, Inc. (the Company) was formed on October 31, 1997 as a start-up company engaged in research into inappropriate cell activation, the pathological over-reaction of the body's immune system, in various circumstances, causing the white blood cells to exacerbate, rather than ameliorate, the underlying medical issue. Most of the Company's activities have been devoted to the development and filing of patents relating to cell activation.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     EQUIPMENT AND DEPRECIATION - Equipment is recorded at cost and is being depreciated using the straight-line method over an estimated useful life of five years.

     PATENTS/TRADEMARK AND AMORTIZATION - During the years ended December 31, 1999 and 1998, the Company capitalized costs relative to obtaining several patents / trademark amounting to $87,342 and $38,010, respectively. The Company will begin to amortize these costs over the lives of the patents / trademark, upon issuance.

     The Company periodically reviews the recoverability of the carrying value of its intangible assets. In determining whether there is an impairment, the Company compares the sum of the expected future net cash flows (undiscounted and without interest charges) to the carrying amount of the asset. In addition, the Company will consider other significant events or changes in the economic and competitive environments that may indicate that the remaining estimated useful lives of its intangibles may warrant revision. At December 31, 1999 and 1998, the Company believed that no impairment of intangibles existed.

     COMMON STOCK - During each of the years ended December 31, 1999 and 1998, the Company issued 700,000 shares of common stock for $.05 per share.

     PREFERRED STOCK - The Company is authorized to issue 50,000,000 shares of preferred stock. The rights of this stock may be determined by the Board of Directors upon issuance. As of December 31, 1999 and 1998, there was no preferred stock issued or outstanding.

     STOCK OPTIONS - The Company accounts for its stock option plan under APB Opinion No. 25, "Accounting for Stock Issued to Employees," under which no compensation expense is recognized if the fair value of the common stock is equal to or less than the exercise price upon grant. The Company has adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," (SFAS No. 123) for disclosure purposes only; accordingly, no compensation expense has been recognized in the results of operations for its stock option plans in conformity with APB Opinion No. 25.

                              CELL ACTIVATION, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                        NOTES TO THE FINANCIAL STATEMENTS

================================================================================


NOTE 1. - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

     RESEARCH, DEVELOPMENTAL AND ORGANIZATIONAL COSTS - Research, developmental and organizational costs are expensed as incurred.

     INCOME TAXES - Income taxes are computed in accordance with Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. Deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes.


NOTE 2. - FINANCIAL CONDITION

     The Company has sustained substantial operating losses since its inception. Also, its current liabilities exceed its current assets by $99,145 at December 31, 1999. As discussed in Note 6, subsequent to December 31, 1999, the Company's outstanding stock was acquired by Aethlon Medical, Inc.("Aethlon"), which is also a Development Stage Enterprise. Management believes that consolidation will provide the basis for the Company to make the transition from a Development Stage Enterprise to commercial operations. Aethlon intends to raise additional capital to continue the research activities of the combined entities. However, there is no assurance that the Company's present plans will be successful.


NOTE 3. - ACCOUNTS PAYABLE

     Accounts payable consists of amounts owing to the Company's patent attorney in connection with the development of patents and general counsel for general corporate legal services.


NOTE 4. - STOCK OPTIONS

     On December 24, 1997, the Company granted options to two officers/shareholders for the purchase of 2,000,000 shares of common stock of the Company at $.01 per share. These options become exercisable at a rate of 20% a year, starting one year after the grant date. The options expire on December 23, 2007. No exercises have taken place under these options. These options were valued at $.004 on the date grant.

                              CELL ACTIVATION, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                        NOTES TO THE FINANCIAL STATEMENTS

================================================================================


NOTE 4. - STOCK OPTIONS (CONTINUED)

     If the Company had elected to recognize compensation cost based on the fair value of the options granted at grant date as prescribed by SFAS No. 123, the net loss would not have been significantly different than that reported.

     The fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model based on the following assumptions:


         Expected dividend yield                    0.0%
         Expected stock price volatility           10.0%
         Risk-free interest rate                    5.0%
         Expected life of options                  10 Years


NOTE 5. - INCOME TAXES

     The Company has approximately $67,000 in net operating losses as of December 31, 1999 ($32,000 - 1998) available to offset future taxable income through 2019. The deferred tax asset in the amount of approximately $15,000 ($7,000 - 1998), resulting from this carryforward has been fully offset by a valuation allowance as realization is contingent upon the Company generating sufficient taxable income to offset the losses.


NOTE 6. - SUBSEQUENT EVENT

     On April 10, 2000, all of the Company's outstanding common stock was exchanged for 99,152 shares of common stock of Aethlon. In addition, all of the outstanding stock options of the Company were exchanged for options to purchase 50,848 shares of common stock of Aethlon at $.3933 per share.

     Following the sale of the Company, Aethlon initiated negotiations with an independent third party that has a partial interest in certain patents of the Company. It is anticipated that the agreement with the third party will provide for the Company to acquire those partial interests for a payment of $10,000 in cash or Aethlon common stock and a commitment to pay future royalties to the third party of 1-1/2% of net sales of products derived from those patents.

                              Cell Activation, Inc

                                  Balance Sheet
                                 March 31, 2000
                                   (Unaudited)

                                 ASSETS
Cash-checking                                                       $   2,286.02

Prepaid expenses                                                          600.00

Equipment                                                               2,586.00
Accumulated depreciation                                                 (689.60)
                                                                    -------------
                                                                        1,896.40

Patents and trademarks                                                141,041.43
                                                                    -------------

Total assets                                                        $ 145,823.85
                                                                    =============

                  LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable-Heller                                             $ 114,012.03
Accounts payable-Kennerson                                             12,175.70



Stockholders' equity:
    Common stock, 100 million shares authorized;
      3,900,000 shares issued and outstanding                          95,000.00
    Retained deficit                                                  (75,363.88)
                                                                    -------------
Total stockholders' equity                                             19,636.12
                                                                    -------------

Total liabilities and stockholders' equity                          $ 145,823.85
                                                                    =============


                              Cell Activation, Inc.

                             Statement of Operations
                        January 1, 2000 to March 31, 2000
                                   (Unaudited)


Legal fees                             $  5,865.50
Accounting fees                           1,900.00
Depreciation                                129.30
Franchise taxes                             702.00
                                       ------------
                                          8,596.80
                                       ------------

Net loss                               $ (8,596.80)
                                       ============

                                                                              9

                              Cell Activation, Inc.

                             Statement of Cash Flows
                        January 1, 2000 to March 31, 2000
                                   (Unaudited)


Cash flows from operating activities:
  Net loss                                               $ (8,596.80)
  Adjustments to reconcile net loss to
   net cash used by operating activities:
      Depreciation                                            129.30
  Increase in prepaid expenses                               (600.00)
  Increase (decrease) in liabilities:
      Accounts payable                                      5,865.50
      Accrued liabilities                                  (2,400.00)
                                                         ------------


Net cash provided by operating activities                  (5,602.00)


Net decrease in cash                                       (5,602.00)

Cash-beginning of period                                    7,888.02
                                                         ------------

Cash-end of period                                       $  2,286.02
                                                         ============
Supplemental cash flow disclosures:
 Patent costs included in liabilities                    $ 15,689.18


     The following unaudited pro forma statement of operations combines the results of operations of Aethlon Medical, Inc. and Cell Activation, Inc. (acquired on April 10, 2000 in a purchase transaction) as if the acquisition had occurred at the beginning of the year ended March 31, 2000. The pro forma statement is based on the individual statements of operations of Aethlon Medical, Inc. for the year ended March 31, 2000 and the statement of income of Cell Activation, Inc. for the same period.

                              AETHLON MEDICAL, INC.
                  Pro Forma Statement of Operations (Unaudited)
                        Fiscal Year Ended March 31, 2000


                                        Aethlon         Cell                Pro Forma
                                        Medical      Activation            Adjustments      Combined
REVENUE
 Interest income                     $          -    $     189                            $        189
 Other income                              20,559            -                                  20,559
                                     ------------------------------------------------------------------

     Total revenue                         20,559          189                                  20,748

EXPENSES
 Personnel costs                          457,629            -                                 457,629
 Interest and debt expense                425,085            -                                 425,085
 Professional fees                        254,258       36,267                                 290,525
 Rent and office expense                   76,027            -                                  76,027
 Insurance                                 33,175            -                                  33,175
 Travel and meetings                       26,738            -                                  26,738
 Depreciation                              11,098          647                                  11,745
 Amortization-patents                       8,172            -                                   8,172
 Amortization of goodwill                  12,695            -    (a)          119,036         131,731
 Laboratory supplies                        2,650            -                                   2,650
 Miscellaneous                              6,627          600                                   7,227
 Equipment and maintenance                    623            -                                     623
                                     --------------------------            ----------------------------

     Total expenses                     1,314,777       37,514                 119,036       1,471,329

LOSS BEFORE INCOME TAXES               (1,294,218)     (37,325)               (119,036)     (1,450,579)

PROVISION FOR INCOME TAXES                  5,164        1,302                       -           6,466
                                     ------------------------------------------------------------------

NET LOSS                             $ (1,299,382)   $ (38,627)             $ (119,036)   $ (1,457,045)
                                     ==================================================================

PER SHARE:
  Net loss                           $      (0.50)                                        $      (0.54)

  Weighted average number of
  common shares outstanding             2,612,292                                            2,711,444


(a) Amortization of goodwill over a period of 10 years.